------------------------

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Sec. 13 or 15(d) of the
                         Securities Exchange Act of 1934

                            ------------------------

       Date of Report (Date of earliest event reported):  January 15, 2004


                            GS Auto Loan Trust 2003-1
             (Exact name of registrant as specified in its charter)


           Delaware                333-100818-08               13-6357101
(State or other jurisdiction     (Commission File Number)    (IRS Employer
of incorporation or organization)                           Identification No.)

                               85 Broad Street
                               New York, NY 10004
                    (Address of principal executive offices)

      Registrant's telephone number, including area code : (212) 902-1000

                                       N/A
         (Former name or former address, if changed since last report.)

Item 5.   Other Events.

     This current report on Form 8-K relates to the monthly distribution reported to the holders of GS Auto Loan Trust 2003-1 pursuant to the terms of the Sale and Servicing Agreement, dated as of April 1, 2003 among Goldman Sachs Asset Backed Securities Corp., as Depositor, Goldman Sachs Mortgage Company as Seller, The Huntington National Bank, as Servicer, and JPMorgan Chase Bank, as Indenture Trustee.

     On January 15, 2004 distributions were made to the Certificateholders. Specific information with respect to the distributions is filed as Exhibit 99.1.

Item 7. Financial Statements and Exhibits.

           (a) Not applicable

           (b) Not applicable

           (c) The following exhibit is filed as part of this report:

               Statement to Certificateholders on January 15, 2004 is filed as
               Exhibit 99.1 hereto.

GS AUTO LOAN TRUST 2003-1
-----------------------------------------------------------------------------


SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                               JPMORGAN CHASE BANK, not in its individual capacity but solely as Indenture Trustee under the Agreement referred to herein


Date:  January 15, 2004           By: /s/  Michael A. Smith
                                  --------------------------------------------

                                   Michael A. Smith
                                   Vice President

INDEX TO EXHIBITS


      Exhibit
      Number             Description of Exhibits

        99.1             Monthly Certificateholder Statement on
                         January 15, 2004



                                  Exhibit 99.1

             Monthly Certificateholder Statement on January 15, 2004

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

                                              GS AUTO LOAN TRUST 2003-1
                                           STATEMENT TO CERTIFICATEHOLDERS
                                                    January 15, 2004
-----------------------------------------------------------------------------------------------------------------------------------
                                  DISTRIBUTION IN DOLLARS
-----------------------------------------------------------------------------------------------------------------------------------
              Original     Beginning                                                                                  Ending
                Face       Principal                                                       Realized      Deferred    Principal
Class          Value       Balance          Principal      Interest       Total            Losses        Interest     Balance
-----------------------------------------------------------------------------------------------------------------------------------
A1      118,614,000.00            0.00              0.00           0.00           0.00     0.00       0.00                0.00
A2      138,336,000.00  119,390,339.79     15,795,654.33     153,018.62  15,948,672.95     0.00       0.00      103,594,685.46
A3      124,956,000.00  124,956,000.00              0.00     216,173.88     216,173.88     0.00       0.00      124,956,000.00
A4      114,082,000.00  114,082,000.00              0.00     258,205.59     258,205.59     0.00       0.00      114,082,000.00
B        17,148,000.00   17,148,000.00              0.00      37,454.09      37,454.09     0.00       0.00       17,148,000.00
C         9,233,000.00    9,233,000.00              0.00      28,837.74      28,837.74     0.00       0.00        9,233,000.00
D        11,666,000.00   11,666,000.00              0.00      53,469.17      53,469.17     0.00       0.00       11,666,000.00
CERT              0.00            0.00              0.00           0.00           0.00     0.00       0.00                0.00
TOTALS  534,035,000.00  396,475,339.79     15,795,654.33     747,159.09  16,542,813.42     0.00       0.00      380,679,685.46

----------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------    ---------------------------
Factor Information Per $1,000 of Original Face                                                              Pass-through Rates
---------------------------------------------------------------------------------------------------    ---------------------------
                                                                                                                    Current
                         Beginning                                                   Ending             Class      Pass-thru
Class     cusip         Principal       Principal       Interest       Total        Principal                      Rate (%)
---------------------------------------------------------------------------------------------------    ---------------------------
A1      36292RAA9          0.00000000     0.00000000     0.00000000     0.00000000      0.00000000        A1      1.300000 %
A2      36292RAB7        863.04606024   114.18325187     1.10613738   115.28938924    748.86280838        A2      1.538000 %
A3      36292RAC5      1,000.00000000     0.00000000     1.73000000     1.73000000  1,000.00000000        A3      2.076000 %
A4      36292RAD3      1,000.00000000     0.00000000     2.26333330     2.26333330  1,000.00000000        A4      2.716000 %
B       36292RAE1      1,000.00000000     0.00000000     2.18416667     2.18416667  1,000.00000000        B       2.621000 %
C       36292RAF8      1,000.00000000     0.00000000     3.12333369     3.12333369  1,000.00000000        C       3.748000 %
D       36292RAG6      1,000.00000000     0.00000000     4.58333362     4.58333362  1,000.00000000        D       5.500000 %
TOTALS                   742.41452300    29.57793839     1.39908263    30.97702102    712.83658461
-----------------------------------------------------------------------------------------------------  ---------------------------


If there are any questions or comments, please contact the Relationship Manager listed below.
                     --------------------------------------
                               STANISLAV PERTSEV
              JPMorgan Chase Bank - Structured Finance Services NY
                    4 NEW YORK PLAZA FLR 6, SBS-ABS 6/ 4NYP,
                            New York, New York 10004
                              Tel: (212) 623-5183
                              Fax: (212) 623-5933
                     Email: STANISLAV.PERTSEV@JPMORGAN.COM
                     ---------------------------------------

Sec. 5.07 (a),(b)     Collections received with respect to the Receivables
                                            Payments Collected Attributed to Principal                                7,567,499.51
                                            Accounts Paid in Full                                                     6,324,702.66
                                            Liquidated Receivables(including Cram-downs)                                694,709.92
                                            Repurchased Receivables                                                           0.00
                                            Small Balance Write Offs(<=$25)                                                 102.80
                                            Other Principal Reductions                                                        0.00

                                            Payments Collected Attributable to Interest                               2,912,113.83

Sec. 5.07 (c),(d),    Principal Allocations
          (e), (f)                         Regular Principal Allocation                                             15,795,654.33
                                            Regular Principal Allocation per $1,000 original principal balance         29.94763505
                                            First Allocation of Principal                                                     0.00
                                            First Allocation of Principal per $1,000 original principal balance         0.00000000
                                            Second Allocation of Principal                                                    0.00
                                            Second Allocation of Principal per $1,000 original principal balance        0.00000000
                                            Third Allocation of Principal                                                     0.00
                                            Third Allocation of Principal per $1,000 original principal balance         0.00000000

Sec. 5.07 (g)         Pool Balance
                                            Beginning Pool Balance                                                  402,422,071.23
                                            Ending Pool Balance                                                     387,835,056.34

Sec. 5.07 (h)         Principal Distribution Amounts
                                            Principal Distribution - A-1                                                      0.00
                                            Principal Distribution - A-2                                             15,795,654.33
                                            Principal Distribution - A-3                                                      0.00
                                            Principal Distribution - A-4                                                      0.00
                                            Principal Distribution - B                                                        0.00
                                            Principal Distribution - C                                                        0.00
                                            Principal Distribution - D                                                        0.00

Sec. 5.07(i),(j)      Fees Paid
                                   Servicing Fee                                                                     335,351.73
                                   Servicing Fee per $1,000 original principal balance                               0.63580722
                                   Reimbursement of Servicing Advances                                                10,464.00
                                   Reimbursement of Servicing Advances per $1,000 original principal balance         0.01983913
                                   Reimbursement of Previous Monthly Int Advances                                    204,575.17
                                   Reimbursement of Prev Monthly Int Advances per $1,000 original prin balance       0.38786254
                                   Owner Trustee Fee                                                                     833.33
                                   Owner Trustee Fee per $1,000 original principal balance                           0.00157994
                                   Indenture Trustee Fee                                                                 662.50
                                   Indenture Trustee Fee per $1,000 original principal balance                       0.00125606

Sec. 5.07 (k)         Current Period Losses
                                            Realized Losses                                                         324,360.66
                                            Cram Down Losses                                                              0.00

Sec. 5.07 (l),(o)     Current Period Liquidated or Purchased Receivables
                                            Principal Balance of Liquidated/Defaulted Receivables                   694,709.92
                                            Principal Balance of Repurchased Receivables                                  0.00

Section 5.07(m)       Delinquency Information
                               Group Totals
                                                                         Principal
                               Period                Number                Balance              Percentage
                              30-59 days                    183             3,002,854.84                  0.77 %
                              60-89 days                     39               622,721.83                  0.16 %
                              90+days                        49               850,237.00                  0.22 %
                               Total                        271             4,475,813.67                  1.15 %

Sec. 5.07 (n)         Interest Distribution Amounts
                                            Interest Distribution - A-1                                                   0.00
                                            Interest Carryover Shortfall - A-1                                            0.00
                                            Cumulative Interest Carryover Shortfall - A-1                                 0.00

                                            Interest Distribution - A-2                                             153,018.62
                                            Interest Carryover Shortfall - A-2                                            0.00
                                            Cumulative Interest Carryover Shortfall - A-2                                 0.00

                                            Interest Distribution - A-3                                             216,173.88
                                            Interest Carryover Shortfall - A-3                                            0.00
                                            Cumulative Interest Carryover Shortfall - A-3                                 0.00

                                            Interest Distribution - A-4                                             258,205.59
                                            Interest Carryover Shortfall - A-4                                            0.00
                                            Cumulative Interest Carryover Shortfall - A-4                                 0.00

                                            Interest Distribution - B                                                37,454.09
                                            Interest Carryover Shortfall - B                                              0.00
                                            Cumulative Interest Carryover Shortfall - B                                   0.00

                                            Interest Distribution - C                                                28,837.74
                                            Interest Carryover Shortfall - C                                              0.00
                                            Cumulative Interest Carryover Shortfall - C                                   0.00

                                            Interest Distribution - D                                                53,469.17
                                            Interest Carryover Shortfall - D                                              0.00
                                            Cumulative Interest Carryover Shortfall - D                                   0.00

Sec. 5.07 (p)         Repossession Information (Total Inventory)
                                            Number of Receivables as to which vehicles have been Repossessed                63
                                            Balance of Receivables as to which vehicles have been Repossessed     1,136,204.00

Sec. 5.07 (q)         Extension Information
                                            Number of Extensions Granted                                                 1,105
                                            Principal Amount of Extensions Granted                               17,636,368.54

Sec. 5.07 (r)         Overcollateralization Amounts
                                            Overcollateralization Target Amount                                   7,756,701.13
                                            Ending Overcollateralization Amount                                   7,155,370.88

Sec. 5.07 (s)         Cumulative Net Loss Ratio                                                                       0.3191 %

Sec. 5.07 (t)         Annualized Net Loss Ratio                                                                       0.7479 %

Sec. 5.07 (u)         Three-Month Annualized Net Loss Ratio                                                           1.0282 %

Sec. 5.07 (v)         Pool Delinquency Percentage                                                                     1.0206 %

Sec. 5.07 (w)         WAC                                                                                             7.5324 %

Sec. 5.07 (w)         WAM                                                                                            49.3465 %


             Copyright 2001 J.P. Morgan Chase & Co. All rights reserved.
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